Virtus AllianzGI Income & Growth Fund,

a series of Virtus Investment Trust

Supplement dated July 16, 2021 to the Summary Prospectus, the Virtus Investment Trust

Statutory Prospectus and the Statement of Additional Information (“SAI”),

each dated February 1, 2021, as supplemented

Important Notice to Investors

Allianz Global Investors U.S. LLC (“AllianzGI”) announced that effective March 1, 2022, Douglas G. Forsyth will be stepping down as portfolio manager for Virtus AllianzGI Income & Growth Fund (the “Fund”). There will be no changes to the investment processes for the Fund, which are team oriented. The Prospectuses and SAI will be updated as appropriate up to and including at the time of the transition.

Investors should retain this supplement with the

Prospectuses and SAI for future reference.

VIT 8061/AGI PM Announcement (7/2021)